                                POWER OF ATTORNEY

     The undersigned directors, as indicated respectively below, of Tortoise
Energy Capital Corporation (the "Company") each hereby constitutes and appoints
David J. Schulte, Kenneth P. Malvey and Zachary A. Hamel, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities one or more shelf registration statements (the "Registration Statements"), as applicable, filed pursuant to or in connection with Rule 415 of the Securities Act of 1933, as amended (the "1933 Act") and filed on Form N-2, and any and all amendments thereto, and all other documents, filed by the Company with the Securities and
Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and the 1933 Act, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned each hereby ratify and confirm as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of the 5th day of March, 2007.

Signatures                                 Title

 /s/ H. Kevin Birzer                       Director and Chairman of the Board
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 H. Kevin Birzer

 /s/ Conrad S. Ciccotello                  Director
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 Conrad S. Ciccotello

 /s/ John R. Graham                        Director
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 John R. Graham

 /s/ Charles E. Heath                      Director
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 Charles E. Heath

 /s/ Terry C. Matlack                      Director
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 Terry C. Matlack